Exhibit 10.2

FORM UNIT GRANT AGREEMENT

This UNIT GRANT AGREEMENT (this “Agreement”) is made as of [ ● ] (the “Effective Date”), by and among SEC Member II, LLC, a Delaware limited liability company (“SEC Member II”), SEC Parent II, LLC, a Delaware limited liability company (“Parent II”), and the Person listed as “Grantee” on the signature pages hereto (“Grantee”). Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Parent II LLC Agreement.

WHEREAS, on the terms and subject to the conditions set forth herein, Parent II desires to issue to Grantee [ ● ] New Class B Units of Parent II (the “Parent Class B Units”), and immediately thereafter, Grantee shall contribute the Parent Class B Units to SEC Member II in exchange for an equal number of Class BB Units of SEC Member II (the “Member Class B Units”, and together with the Parent Class B Units, the “Received Units”).

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, hereby agree as follows:

1. Issuance and Contribution of the Parent Class B Units.

(a) Upon the execution and delivery of this Agreement, Parent II will issue to Grantee, and Grantee will accept from Parent II, the Parent Class B Units, without any consideration paid, or any other Capital Contribution made or deemed made, by or on behalf of Grantee in respect thereof.

(b) Immediately following the issuance of the Parent Class B Units pursuant to Section 1(a), Grantee shall contribute the Parent Class B Units to SEC Member II (automatically and without further action by any Person), and in exchange therefor, SEC Member II shall issue to Grantee the Member Class B Units.

2. Certain Provisions Relating to the Received Units.

(a) Profits Interests. The Participation Threshold applicable to the Parent Class B Units and the Member Class B Units shall be $[ ● ].

(i) All of the Received Units issued hereunder are intended to (i) be “profits interests” under IRS Revenue Procedure 93-27 and IRS Revenue Procedure 2001-43 and (ii) have a zero liquidation value on the Effective Date. None of the Parent Class B Units shall be entitled to participate in any Distributions made by Parent II and none of the Member Class B Units shall be entitled to participate in any corresponding distributions made by SEC Member II, in each case, except as expressly provided in the Parent II LLC Agreement and the SEC Member II LLC Agreement, as applicable. Furthermore, Grantee irrevocably acknowledges and agrees that the Fair Market Value of the Member Class B Units issued hereunder will be determined after giving effect to any applicable Participation Threshold.

(ii) In no event will any provision of the Parent II LLC Agreement or the SEC Member II LLC Agreement fail to be satisfied with respect to any holder of the Parent Class B Units or the Member Class B Units, as applicable, as a result of the amount of any consideration being paid in respect of the Parent Class B Units or the Member Class B Units issued hereunder being different than that paid in respect of other New Class B Units of Parent II or Class BB Units of SEC Member II, as applicable, or by virtue of the Participation Threshold applicable to the Parent Class B Units and the Member Class B Units hereunder being different than the respective Participation Thresholds applicable to such other New Class B Units of Parent II or Class BB Units of SEC Member II. Grantee irrevocably acknowledges and agrees

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that, in accordance with the Parent II LLC Agreement and the SEC Member II LLC Agreement, the Participation Threshold applicable to each Member Class B Unit and each Corresponding Parent II Class B Unit (as defined in the SEC Member II LLC Agreement) shall be identical and may be increased from time to time, in the sole discretion of the Board (including in connection with any Capital Contributions made subsequent to the issuance of such Member Class B Units and the Corresponding Parent II Class B Units).

(b) References to Parent Class B Units and Member Class B Units. Notwithstanding anything to the contrary in this Agreement, whenever there is a reference in this Agreement to the Parent Class B Units and the Member Class B Units, such reference will also be deemed to include a reference to any promissory notes and units of equity and other securities issued in respect of or in exchange for the Parent Class B Units and the Member Class B Units, respectively, by way of, or in connection with, a merger, consolidation, unit split, unit dividend, combination of units or other recapitalization or reorganization of Parent II or SEC Member II, as applicable, or any successor of either the foregoing. For the avoidance of doubt, all references to “Vested Units” in this Agreement shall be deemed to refer to Vested Units held by Grantee or one or more of Grantee’s Permitted Transferees, other than Parent II, SEC Member II and their respective Affiliates.

(c) 83(b) Elections.

(i) Within thirty (30) days after the Effective Date, Grantee shall make effective elections with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated thereunder, in the forms of Exhibit A and Exhibit B attached hereto (the “Code Section 83(b) Elections”). Grantee shall deliver to Parent II and SEC Member II (i) a copy of the executed Code Section 83(b) Elections and proof of mailing, as described in Section 2(c)(ii), and (ii) a true, correct and complete IRS Form W-9, duly executed by Grantee. Grantee covenants that if the IRS Form W-9 Grantee delivers pursuant to clause (ii) immediately foregoing expires or becomes obsolete or inaccurate in any respect, Grantee shall immediately update such form or certification and deliver it to Parent II and SEC Member II. Unless Parent II and SEC Member II determine otherwise, if the Grantee fails to make such a valid and timely election under Section 83(b) of the Code, the issuance of the Awarded Units hereunder shall be void ab initio.

(ii) GRANTEE (AND NOT ANY MEMBER OF THE COMPANY GROUP OR ANY OF THEIR RESPECTIVE REPRESENTATIVES) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING THE CODE SECTION 83(b) ELECTIONS EVEN IF GRANTEE REQUESTS THAT ANY MEMBER OF THE COMPANY GROUP OR ANY OF THEIR RESPECTIVE REPRESENTATIVES MAKE SUCH FILINGS ON GRANTEE’S BEHALF. WITHIN THIRTY (30) DAYS FROM THE EFFECTIVE DATE, GRANTEE SHALL PROVIDE SEC MEMBER II WITH COPIES OF THE FULLY EXECUTED AND FILED CODE SECTION 83(b) ELECTIONS AND U.S. POSTAL SERVICE CERTIFIED MAIL RECEIPTS SHOWING THAT THE CODE SECTION 83(b) ELECTIONS WERE TIMELY MAILED TO THE APPROPRIATE IRS SERVICE CENTER.

(d) Acknowledgment. As a material inducement to Parent II and SEC Member II to enter into this Agreement, and as a condition thereto, Grantee irrevocably acknowledges and agrees that none of the execution and delivery of this Agreement (or any provision of this Agreement), the issuance of the Received Units to Grantee or Grantee’s status as a holder of Received Units shall (i) entitle Grantee to remain in the employment or engagement of any member of the Company Group or affect the right of any member of the Company Group to terminate Grantee’s employment or engagement, as applicable, at any time and for any reason or no reason or (ii) impose upon any member of the Company Group any duty or obligation to disclose to Grantee, or create in Grantee any right to be advised of, any material information regarding any member of the Company Group at any time prior to, upon or in connection with the repurchase of any Parent Class B Units or Member Class B Units upon any Termination, with any member of the Company Group or as otherwise provided hereunder.

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3. Representations and Warranties. In connection with the issuance of the Parent Class B Units and the subsequent contribution of the Parent Class B Units to SEC Member II in exchange for the Member Class B Units, Grantee represents and warrants to Parent II and SEC Member II and acknowledges as follows:

(a) Grantee is acquiring the Received Units for investment for Grantee’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. Grantee understands that the Received Units have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Grantee’s representations as expressed herein.

(b) Grantee has had the opportunity to consult Grantee’s own tax advisors with respect to the tax consequences to Grantee of the purchase, receipt or ownership of the Received Units (including the contribution of the Parent Class B Units to SEC Member II in exchange for the Member Class B Units), including the tax consequences under federal, state, local and other income tax laws of the United States or any other country and the possible effects of changes in such tax laws. Grantee acknowledges that no member of the Company Group or any of their respective Affiliates, nor any Representative of the foregoing Persons, makes, or has made, any representations or warranties to Grantee regarding the tax consequences to Grantee of the purchase, receipt or ownership of the Received Units (including the contribution of the Parent Class B Units to SEC Member II in exchange for the Member Class B Units), including with respect to the tax consequences under federal, state, local and other tax laws of the United States or any other country and the possible effects of changes in such tax laws, and Grantee is in no manner relying on any member of the Company Group or any of their respective Affiliates, or any Representative of the foregoing Persons, for an assessment of such tax consequences. Grantee acknowledges that the tax consequences to Grantee of purchasing, receiving or owning the Received Units (including the contribution of the Parent Class B Units to SEC Member II in exchange for the Member Class B Units) will depend on Grantee’s particular circumstances, and no member of the Company Group or any of their respective Affiliates, nor any Representative of the foregoing Persons, will be responsible or liable for the tax consequences to Grantee of any of the same. Grantee will look solely to, and rely exclusively upon, Grantee’s own advisors with respect to the tax consequences of this Agreement, the SEC Member II LLC Agreement and the Parent II LLC Agreement. Grantee is aware of the income tax consequences of the allocations made by the SEC Member II LLC Agreement and the Parent II LLC Agreement and hereby agrees to be bound by the provisions of the SEC Member II LLC Agreement and the Parent II LLC Agreement, respectively, in reporting Grantee’s shares of SEC Member II and Parent II income and losses for income tax purposes.

(c) Grantee has: (i) carefully reviewed this Agreement, the SEC Member II LLC Agreement and the Parent II LLC Agreement and has been given the opportunity to consult with independent legal counsel regarding Grantee’s rights and obligations hereunder and thereunder and has consulted with such independent legal counsel regarding the foregoing (or after carefully reviewing this Agreement, the SEC Member II LLC Agreement and the Parent II LLC Agreement, has decided of Grantee’s own free will not to consult with independent legal counsel); and (ii) given careful consideration to the restraints imposed upon Grantee by this Agreement, the SEC Member II LLC Agreement and the Parent II LLC Agreement, fully understands the terms and conditions contained herein and therein, is in full accord as to their necessity for the reasonable and proper protection of each member of the Company Group, and intends for such terms to be binding on, and enforceable against, Grantee. Grantee has not been induced to agree to or execute this Agreement by any statement, act or representation of any kind or character by any Person, except as contained herein.

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(d) There are no Liens attaching to or affecting the assets or properties of Grantee or any of Grantee’s Affiliates that could attach to or affect the Parent Class B Units or the Member Class B Units upon issuance thereof pursuant to this Agreement.

(e) This Agreement and the SEC Member II LLC Agreement each constitutes the legal, valid and binding obligation of Grantee, enforceable in accordance with their respective terms other than as enforcement may be limited by the laws relating to bankruptcy, insolvency, moratorium, and the relief of debtors and rules of law governing equitable remedies, and the execution, delivery and performance of each such agreement by Grantee does not require Grantee to obtain any consent or approval that has not been obtained, and does not, and will not, conflict with, violate or cause a breach of any agreement, contract or instrument to which Grantee is a party or any judgment, order or decree to which Grantee is subject. In addition to Grantee’s agreement to be bound by the SEC Member II LLC Agreement, Grantee also agrees to be bound by all applicable provisions of the Parent II LLC Agreement relating to the Member Class B Units and the Parent Class B Units.

(f) Grantee is neither party to, nor bound by, any employment agreement, consulting agreement, noncompete agreement, non-solicitation agreement, confidentiality agreement or agreement of similar import with any Person that would conflict with Grantee’s performance of Grantee’s duties to the Company Group.

(g) Grantee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Received Units and has had full access to such other information concerning the Company Group as Grantee has requested.

(h) Grantee is a resident of the state listed in the address for Grantee on the signature page hereto.

(i) The Received Units were not offered to Grantee by means of general solicitation or general advertising.

4. Vesting of Parent Class B Units and Member Class B Units. Unless acceleration of the vesting of all or any portion of the Parent Class B Units or the Member Class B Units is approved by the Board in writing, the Parent Class B Units and the Member Class B Units (or any portion thereof), as applicable, shall vest in the manner specified on Schedule I attached hereto.

5. Cancellation and Forfeiture; Repurchase Option.

(a) In the event of (i) any Termination, all Unvested Units (determined as of the Termination Date in accordance with Schedule I) shall automatically, and without further action on the part of any Person and without any consideration paid therefor, be canceled and forfeited back to Parent II and SEC Member II, as applicable, or (ii) any Termination for Cause, all Received Units shall automatically, and without further action on the part of any Person and without any consideration paid therefor, be canceled and forfeited back to Parent II and SEC Member II, as applicable. Each of Parent II and SEC Member II shall be irrevocably authorized to amend the Parent II LLC Agreement and the SEC Member II LLC Agreement, as applicable, and their respective other books and records to reflect any such cancellation and forfeiture.

(b) Grantee acknowledges and agrees that (i) subject to Section 5(a), the Received Units are subject to repurchase pursuant to Section 9 of the SEC Member II LLC Agreement, and Section 10.7 through Section 10.10 of the Parent II LLC Agreement (collectively, the “Repurchase Provisions”), and (ii) each of SEC Member II and Parent II may assign its repurchase rights set forth in SEC Member II

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LLC Agreement or the Parent II LLC Agreement (including, for the avoidance of doubt, the Repurchase Provisions) and in this Agreement to its Affiliates, in SEC Member II’s or Parent II’s sole discretion, as the case may be.

(c) Grantee shall not take any action or fail to take any action, in each case, in Grantee’s capacity as a manager or equityholder of any member of the Company Group, that could undermine SEC Member II’s, Parent II’s or the Board’s ability to make determinations or take actions in accordance with this Agreement. In addition, notwithstanding anything to the contrary in this Agreement, Grantee shall be required, and shall cause Grantee’s Permitted Transferees, as applicable, to take such actions as are required to be taken by Grantee or Grantee’s Permitted Transferees, as applicable, pursuant to the provisions of this Agreement in connection with any such repurchase.

(d) The repurchase rights set forth in the Repurchase Provisions shall continue to apply to Vested Units following any Transfer thereof to any Person other than any member of the Company Group, but in all respects subject to the other terms and conditions of this Agreement.

(e) Notwithstanding anything to the contrary in this Agreement, the provisions of this Section 5 are in addition to, and shall not be deemed to limit, any repurchase rights contained in the SEC Member II LLC Agreement, the Parent II LLC Agreement or any other agreement entered into between any member of the Company Group, on the one hand, and Grantee or any Permitted Transferee thereof, on the other hand.

(f) Legend. In addition to any legend required under the Parent II LLC Agreement, the SEC Member II LLC Agreement or any other applicable agreement, any certificates or instruments representing the Received Units, if any, will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF [ ● ], HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”), AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR THE STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE UNITS REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THAT CERTAIN FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF SEC PARENT II, LLC, DATED AS OF DECEMBER 18, 2023 // FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF SEC MEMBER II, LLC, DATED AS OF DECEMBER 18, 2023, AS AMENDED, MODIFIED AND/OR SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG THE ISSUER (THE “LLC”) AND ITS UNITHOLDERS. A COPY OF SUCH CONDITIONS SHALL BE FURNISHED BY THE LLC TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

(g) Transfers of Member Class B Units. Grantee may not Transfer any of the Member Class B Units, except (i) pursuant to Section 15 of the SEC Member II LLC Agreement (including in connection with an Approved Sale or a Public Offering), (ii) in a repurchase of the Member Class B Units by SEC Member II or (iii) a Transfer of the Member Class B Units to a Permitted Transferee (to the extent otherwise permitted by, and subject to compliance with, the SEC Member II LLC Agreement and this Agreement), and in the event of any such Transfer to a Permitted Transferee, Grantee shall (in addition to and without limiting the application of any requirements set forth in the SEC Member II LLC Agreement

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or elsewhere in this Agreement) first deliver to SEC Member II a written notice describing in reasonable detail the proposed Transfer, together with an opinion of counsel (reasonably acceptable in form and substance to SEC Member II) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such Transfer.

6. Restrictive Covenants.

(a) Confidential Information; Non-Disparagement.

(i) Grantee acknowledges that the information, observations and data (including trade secrets) concerning the business or affairs of the members of the Company Group obtained by Grantee (whether prior to, on or following the date hereof) while employed by or providing services to any member of the Company Group, including information concerning acquisition opportunities in or reasonably related to their business or industry (“Confidential Information”), are the property of the Company Group. Therefore, Grantee agrees that, during the Service Period and thereafter, Grantee shall not disclose to any unauthorized Person, or use for Grantee’s own benefit or purposes (or the benefit or purposes of any other Person), any Confidential Information, in each case, without the prior written consent of the Board, unless and solely to the extent that any Confidential Information (A) is or becomes generally known to and available for use by the public other than as a result of Grantee’s acts or omissions or (B) is required to be disclosed pursuant to any applicable law or court order or other legal process; provided that Grantee shall, to the extent that Grantee may lawfully do so, give SEC Member II and Parent II prompt notice of the application of such law or court order or other legal process and shall cooperate fully with SEC Member II and Parent II and their counsel in responding or objecting to such disclosure requirement. Grantee shall deliver to SEC Member II and Parent II and Parent II on the Termination Date, or at any other time SEC Member II or Parent II may request, all memoranda, notes, plans, records, reports, computer files, disks and tapes, printouts and software and other documents and data (and copies thereof) embodying or relating to Confidential Information, Work Product (as defined below) or the business of the Company Group (including all acquisition prospects, lists and contact information) which he may then possess or have under Grantee’s control (collectively, “Records”).

(ii) Grantee understands that the Company Group has received and will receive from third parties confidential or proprietary information (“Third-Party Information”) subject to a duty on the part of the members of the Company Group to maintain the confidentiality of such information and to use it only for certain limited purposes. During the Service Period and thereafter, and without in any way limiting the provisions of Section 6(a)(i), Grantee will hold Third-Party Information in the strictest confidence and will not disclose to any Person (other than personnel and consultants of the Company Group who need to know such information in connection with their work for the Company Group) or use, except in connection with Grantee’s work for the Company Group, Third-Party Information unless expressly authorized by the Board in writing.

(iii) Grantee shall not use or disclose any confidential information or trade secrets of any former employers or any other Person to whom Grantee has an obligation of confidentiality. If, at any time during the Service Period, Grantee believes Grantee is being asked to engage in work that will, or would be likely to, jeopardize any confidentiality or similar obligations Grantee may have to former employers or other Persons, Grantee shall immediately advise the Board so that Grantee’s duties can be modified appropriately. Grantee represents and warrants to the Company Group that Grantee took nothing with Grantee which belonged to any former employer when Grantee left Grantee’s prior employment positions and that Grantee has nothing that contains any information or trade secrets which belongs to any former employer. If, at any time, Grantee discovers that the foregoing is incorrect, Grantee shall promptly return any such materials to Grantee’s former employer. No member of the Company Group wants any such materials, and Grantee shall not be permitted to use or refer to any such materials in the performance of Grantee’s duties hereunder.

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(iv) Grantee agrees not to make any public negative or disparaging statements or communications regarding any member of the Company Group or any of their respective Affiliates, or any of the respective products, practices or Representatives of any of the foregoing Persons, either orally or in writing, at any time; provided that Grantee may make truthful statements as required by law, regulation or legal process, or in connection with enforcement of any agreement between Grantee and any member of Company Group or their respective Affiliates, and nothing in this provision shall interfere with any rights the Grantee may have under Section 7 of the National Labor Relations Act or similar laws that cannot be waived by the Grantee’s agreement. Each of SEC Member II and Parent II agrees to cause its managers and executive officers not to make any public negative or disparaging statements or communications regarding Grantee, either orally or in writing, at any time; provided that SEC Member II and Parent II may make truthful statements as required by law, regulation or legal process, or in connection with enforcement of any agreement between Grantee and any member of Company Group or their respective Affiliates.

(b) Intellectual Property, Inventions and Patents. Grantee acknowledges that all discoveries, concepts, ideas, inventions, innovations, improvements, developments, methods, processes, program designs, analyses, drawings, reports, patent applications, copyrightable work and mask work (whether or not including any Confidential Information) and all registrations or applications related thereto, all other proprietary information and all similar or related information (whether or not patentable) which relate to any member of the Company Group’s actual or anticipated business, research and development or existing or future products or services, and which are conceived, developed, contributed to, made or reduced to practice by Grantee (whether alone or jointly with others) while employed by or engaged with any member of the Company Group (whether prior to, on or following the date hereof) (including any of the foregoing that constitutes any proprietary information or records) (“Work Product”), belong to the Company Group. Grantee shall promptly disclose such Work Product to the Board and, at the Company Group’s expense, perform all actions reasonably requested by the Board (whether during or after the Service Period) to establish and confirm such ownership (including assignments, consents, powers of attorney and other instruments). Grantee acknowledges that all copyrightable Work Product shall be deemed to constitute “works made for hire” under the U.S. Copyright Act of 1976, as amended, and the Company Group shall own all rights therein. To the extent that any such copyrightable work is not a “work made for hire”, Grantee hereby assigns and agrees to assign to the Company Group all right, title and interest, including a copyright, in and to such copyrightable work. The foregoing provisions of this Section 6(b) shall not apply to any invention that Grantee develops entirely on Grantee’s own time without using any member of the Company Group’s equipment, supplies, facilities or trade secret information, except for those inventions that (i) relate to any member of the Company Group’s business or actual or demonstrably anticipated research or development or (ii) result from any work performed by Grantee for any member of the Company Group.

(c) Noncompetition. Grantee acknowledges that (i) Grantee performs services of a unique nature for the Company Group that are irreplaceable, and that Grantee’s performance of such services to a competing business will result in irreparable harm to the Company Group, (ii) Grantee has had, and will continue to have, access to trade secrets of the Company Group and Confidential Information, which, if disclosed, would unfairly and inappropriately assist in competition against the Company Group, (iii) the Company Group has substantial relationships with its customers and Grantee has had, and will continue to have, access to these customers, (iv) Grantee has received, and will receive, specialized training from the Company Group, (v) Grantee will generate goodwill for the Company Group in the course of Grantee’s employment or engagement, as applicable, and (vi) from time to time, Grantee may acquire equity interests in one or more members of the Company Group pursuant to written agreements. Accordingly, Grantee agrees that, during the Service Period and for a period of one (1) year thereafter (the

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“Restricted Period”), except for such activities as may be approved by Company in writing in its sole discretion, Grantee shall not, and shall cause Grantee’s Affiliates and Representatives (acting in their respective capacities as such) not to, directly or indirectly, for Grantee or through or with any other Person, as an employee, agent, consultant, director, equityholder, manager, co-partner or in any other individual or representative capacity, (A) engage or participate in any manner in, be employed by, render services or assistance to, own, manage, operate, control or otherwise assist any other Person that engages or invests in, owns, operates, manages or controls any business or entity that directly or indirectly engages or proposes to engage in any of the Restricted Businesses anywhere in the Territory, (B) have, invest or acquire an interest in any entity that engages directly or indirectly in any of the Restricted Businesses in the Territory in any capacity, including as a Representative, (C) interfere in any material respect with the business relationships (whether formed prior to or after the Effective Date) between any member of the Company Group, on the one hand, and any customers or suppliers of any member of the Company Group, on the other hand, or (D) use or permit the use of the name or affiliation of Grantee for the commercial promotion of any person’s or entity’s engagement or investment in any of the Restricted Businesses. Nothing herein shall prohibit Grantee from being a passive owner of not more than two percent (2%) of any class of stock of a corporation, which class of stock is publicly traded, so long as Grantee holds such securities as a passive investment and has no active participation in the business of such corporation. [Notwithstanding the foregoing, in the event that Grantee is party to an employment agreement with the Company or its Affiliates which contains non-competition covenants, such non-competition covenants shall instead apply.]

(d) Nonsolicitation. In addition, during the Restricted Period, Grantee shall not directly, or indirectly through another Person, (i) recruit, solicit or induce, or attempt to recruit, solicit or induce, any employee, consultant or independent contractor of any member of the Company Group to leave the employ or services of the Company Group, or in any way interfere with the relationship between any member of the Company Group and any employee, consultant or independent contractor thereof, except pursuant to a general solicitation which is not directed specifically to any such employees, consultants or independent contractors (as applicable), (ii) employ, hire or otherwise retain any Person who is an employee, consultant or independent contractor of any member of the Company Group while such Person has any relationship with any member of the Company Group and for one (1) year thereafter, or (iii) recruit, solicit or otherwise induce or attempt to induce any customer, prospective customer, supplier, prospective supplier, licensee, licensor or other business relation of any member of the Company Group to terminate, reduce or adversely modify its business or relationship with any member of the Company Group, as applicable, or in any way interfere with the relationship between any such customer, supplier, licensee or business relation and any member of the Company Group. [Notwithstanding the foregoing, in the event that Grantee is party to an employment agreement with the Company or its Affiliates which contains non-solicitation covenants, such non-solicitation covenants shall instead apply.]

(e) Return of Company Group Property. Without limiting Grantee’s obligation to surrender Records pursuant to Section 6(a)(i), on the Termination Date (or at any time prior thereto at the request of any member of the Company Group), Grantee shall return all property belonging to the applicable member of the Company Group (including any laptops, computers, cell phones, wireless electronic mail devices or other equipment, or documents and property provided by such member of the Company Group).

(f) Additional Acknowledgements. Grantee acknowledges that the covenants set forth in Section 6(a) through Section 6(d) (collectively, such covenants, the “Restrictive Covenants”) are integral parts of this Agreement and, but for the Restrictive Covenants, neither Parent II nor SEC Member II would enter into this Agreement or issue the Parent Class B Units or the Member Class B Units (as applicable) to Grantee. Grantee also acknowledges that (i) the restrictions contained in Section 6(a) through Section 6(d) do not preclude Grantee from earning a livelihood or unreasonably impose limitations on Grantee’s ability to earn a living, (ii) the businesses of the members of the Company Group (including the

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Business) are international in scope and (iii) notwithstanding the state of formation or incorporation or principal office of any member of the Company Group, or the state of residence of any of their executives or employees (including Grantee), the members of the Company Group have business activities and have valuable business relationships throughout the world. Grantee agrees and acknowledges that the potential harm to the Company Group of the non-enforcement of Section 6(a) through Section 6(d) outweighs any potential harm to Grantee of its enforcement by injunction or otherwise. Grantee acknowledges that Grantee has carefully read this Agreement and consulted with independent legal counsel of Grantee’s choosing regarding its contents, has given careful consideration to the restraints imposed upon Grantee by this Agreement and is in full accord as to their necessity for the reasonable and proper protection of confidential and proprietary information of the Company Group now existing or to be developed in the future. Grantee expressly acknowledges and agrees that (x) each and every restraint imposed by this Agreement is reasonable with respect to subject matter, time period and geographical area and (y) the covenants and restrictions set forth in this Agreement, including the Restrictive Covenants, are in addition to, and shall not be deemed to limit, any rights of any member of the Company Group or any Affiliate thereof under any other agreement between Grantee, on the one hand, and any such Person, on the other hand.

(g) Enforcement. If, at the time of enforcement of any of Section 6(a) through Section 6(d), a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law. Because Grantee’s services are unique and because Grantee has access to Confidential Information and Work Product, the parties hereto agree that the Company Group would suffer irreparable harm from a breach of any of Section 6(a) through Section 6(d) by Grantee and that money damages would not be an adequate remedy for any such breach of this Agreement. Therefore, in the event of a breach or threatened breach of this Agreement, the members of the Company Group and their successors or assigns, in addition to other rights and remedies existing in their favor, shall be entitled to specific performance or injunctive or other equitable relief from a court of competent jurisdiction in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). In addition, in the event of a breach or violation by Grantee of Section 6(c) or Section 6(d), the applicable time periods set forth therein shall be automatically tolled and extended by the amount of time between the initial occurrence of the breach or violation and when such breach or violation has been duly enjoined by a court or otherwise ceases, such that the Company Group may receive the full duration of the agreed-upon restriction. Grantee acknowledges that the restrictions contained in Section 6(c) and Section 6(d) are reasonable and that Grantee has been advised, and afforded the opportunity, to review the provisions of this Agreement with Grantee’s legal counsel.

(h) Investor Group Investors. Notwithstanding the foregoing, nothing in this Section 6 shall restrict or prohibit (i) the conduct of any business by any member of the Investor Group Investors or any other entity directly or indirectly controlled by investment funds managed the Investor Group Investors, or by Affiliates thereof (collectively, “Investor Group Investor Entities”), or (ii) the solicitation, hiring or engagement by any Investor Group Investor Entity of any employee or independent contractor of any member of the Company Group, in each case, at any time after no Investor Group Investor Entity holds any equity in any member of the Company Group.

(i) Whistleblower Protection. Notwithstanding anything to the contrary contained herein, no provision of this Agreement shall be interpreted so as to impede Grantee (or any other individual) from reporting possible violations of federal law or regulation to any governmental agency or entity, including the Department of Justice, the Securities and Exchange Commission, the United States Congress, and any agency Inspector General, or making other disclosures under the whistleblower provisions of

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federal law or regulation. Grantee does not need the prior authorization of the Company Group to make any such reports or disclosures and Grantee shall not be required to notify the Company Group that such reports or disclosures have been made.

(j) Trade Secrets. Section 1833(b) of Title 18 of the United States Code (“18 U.S.C. § 1833(b)”) provides: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.” Nothing in this Agreement is intended to conflict with 18 U.S.C. § 1833(b) or create liability for disclosures of trade secrets that are expressly allowed by 18 U.S.C. § 1833(b). Accordingly, the parties hereto have the right to disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law. The parties hereto also have the right to disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.

7. Cooperation. Upon the receipt of reasonable notice from SEC Member II or Parent II (including outside counsel thereof), Grantee agrees that during the Service Period and thereafter, Grantee will respond and provide information with regard to matters in which Grantee has knowledge as a result of Grantee’s employment or engagement, as applicable, with any member of the Company Group and will provide reasonable assistance to each member of the Company Group (provided that if such cooperation is required following the period during which Grantee is receiving severance pay from the Company Group (if applicable), such assistance shall be provided at times mutually agreed to in good faith between Grantee and SEC Member II taking into account Grantee’s obligations under any then-existing full-time business endeavors) and its Affiliates, and any Representative of any of the foregoing Persons, in defense of any Proceedings that may be commenced against any such Person, and will reasonably assist each such Person, as applicable, in the prosecution of any Proceedings that may be commenced by any such Person, to the extent that such Proceedings may relate to the Service Period (collectively, “Cooperation Claims”). Grantee agrees to inform SEC Member II and Parent II promptly (to the extent that Grantee is legally permitted to do so) if Grantee becomes aware of any material Proceedings involving Cooperation Claims that may be (x) filed or (y) threatened and reasonably expected to have merit, in each case, against any member of the Company Group or any of its Affiliates, or any Representative of any of the foregoing Persons, is asked to assist in any material investigation of any such Person (or their actions), or another Person attempts to obtain information or documents from Grantee (other than in connection with any Proceeding in which Grantee is a party-in-opposition) with respect to matters Grantee believes in good faith to relate to any investigation of any member of the Company Group or any of its Affiliates, or any Representative of any of the foregoing Persons, in each case, regardless of whether any Proceeding has then been filed against any such Person with respect to such investigation, and shall not do so unless legally required. During the pendency of any Proceeding involving Cooperation Claims, Grantee shall not communicate with anyone (other than Grantee’s attorneys and tax or financial advisors and except to the extent that Grantee determines in good faith is necessary in connection with the performance of Grantee’s duties hereunder or is otherwise compelled to do so by applicable law or legal process) with respect to the facts or subject matter of any pending or potential Proceeding involving any member of the Company Group or any of its Affiliates, or any Representative of any of the foregoing Persons, without giving prior written notice to Parent II and SEC Member II. SEC Member II and Parent II shall pay or promptly reimburse any reasonable travel or other out of pocket expenses Grantee incurs in the course of his cooperation pursuant to this Section 7.

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8. Definitions.

“Business” means the business of providing engineering, procurement or construction services for commercial, industrial and utility-scale solar plants and battery storage, and activities incidental thereto.

“Company Group” means Topco, Parent II, SEC Member II and their respective direct and indirect Subsidiaries.

“Fundamental Change” shall have the meaning set forth in the Parent II LLC Agreement, provided that an Fundamental Change shall in no event include a Public Offering (as defined herein); provided, further, that Grantee acknowledges and agrees that no Fundamental Change shall have occurred prior to the grants of the Received Units hereunder.

“Marital Relationship” means a marriage, civil union, registered domestic partnership or any other similar relationship that is legally recognized in any jurisdiction.

“Parent II LLC Agreement” means the Fourth Amended and Restated Limited Liability Company Agreement of Parent II, dated as of December 18, 2023, as the same may be amended, modified, or supplemented (including in connection with any transaction described in Section 2(b)) from time to time.

“Protected Affiliate” means any member of Company Group for which the Grantee performs material services or duties or about which Grantee obtains material Confidential Information during his Service Period.

“Public Offering” means any sale of equity securities of Parent II (or a successor thereto or subsidiary thereof) pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission or any merger, equity sale or other transaction that results in any member of the Company Group receiving shares in a special purpose acquisition company listed on a stock exchange; provided that none of the following shall be considered a Public Offering: (a) any issuance of equity securities as consideration for a merger or acquisition, or (b) any issuance of equity securities or rights to acquire equity securities to employees of Parent II or its subsidiaries as part of an incentive or compensation plan.

“Representative” means, with respect to any Person, such Person’s officers and directors or managers (or Persons holding comparable positions), employees, consultants, independent contractors, subcontractors, leased employees, volunteers, temporary workers, equityholders, members, controlling Persons, partners, accountants, advisors, legal and other representatives and service providers, agents, executors, heirs, successors and permitted assigns.

“Restricted Businesses” means the Business, and any other business engaged in providing or marketing products or services that compete with the products or services of the Company or any Protected Affiliate as it exists during Grantee’s Service Period or that would otherwise displace business opportunities of the Company or any Protected Affiliate as it exists during Grantee’s Service Period.

“SEC Member II LLC Agreement” means the First Amended and Restated Limited Liability Company Agreement of SEC Member II, dated as of December 18, 2023, as the same may be amended, modified or supplemented (including in connection with any transaction described in Section 2(b)) from time to time.

“Service Period” means the period from the date hereof to the Termination Date.

“Spouse” means a Person in a Marital Relationship with Grantee.

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“Termination” a cessation of Grantee’s employment by or engagement with any member of the Company Group for any reason or no reason.

“Termination Date” means the effective date of a Termination.

“Territory” means the United States and any other country in which the Company or any Protected Affiliate conducts business or markets products or services during the Restricted Period.

“Topco” means SEC Parent, LLC, a Delaware limited liability company.

“Unvested Units” means any of the Parent Class B Units and the Member Class B Units that are not Vested Units.

“Vested Units” means any of the Parent Class B Units and the Member Class B Units that have vested in accordance with this Agreement.

9. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given or made (a) when delivered personally to the recipient, (b) when transmitted by means of electronic mail if delivered during the normal business hours of the recipient, or on the first business day thereafter if transmitted after the normal business hours of the recipient or (c) one (1) business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to Parent II or SEC Member II at the following address and to Grantee at the address set forth immediately below Grantee’s signature on the signature page hereto or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

Notices to Parent II or SEC Member II:

c/o Davidson Kempner Capital Management LP

[ ● ]

Attention: Louis Littman; Legal Counsel

Email: [ ● ]

c/o Bardin Hill Investment Partners L.P.

[ ● ]

Attention: Avinash Kripalani; Legal Counsel

Email: [ ● ]

c/o Avenue Capital Group

[ ● ]

Attention: Sean Coleman; Matthew Kimble; Legal Counsel

Email: [ ● ]

with copies (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

[ ● ]

Attention: Sung Pak, Lawrence Witdorchic

Email: [ ● ]

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10. General Provisions.

(a) Transfers in Violation of Agreements. Any Transfer or attempted Transfer of any Received Units in violation of any provision of this Agreement, the SEC Member II LLC Agreement or the Parent II LLC Agreement shall be void, and neither Parent II nor SEC Member II shall record such Transfer on its books or treat any purported transferee of such Received Units as the owner of such securities for any purpose.

(b) Severability. Subject to Section 6(g), whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c) Entire Agreement. This Agreement, the SEC Member II LLC Agreement, the Parent II LLC Agreement and those documents expressly referred to herein and therein, embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior or contemporaneous understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof or thereof in any way, and such section shall no longer be of any force or effect. For the avoidance of doubt, notwithstanding anything in this Agreement to the contrary, in the event of any conflict between capitalized terms defined in this Agreement and capitalized terms defined in the Parent II LLC Agreement or the SEC Member II LLC Agreement, the definitions set forth in this Agreement shall control.

(d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the United States federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of, and be enforceable by, Grantee, Parent II, SEC Member II and each of their respective successors and permitted assigns (including subsequent holders of Received Units and substituted issuers of equity contemplated by Section 2(b)); provided that the rights and obligations of Grantee under this Agreement shall not be assignable, in whole or in part, by Grantee without the prior written consent of SEC Member II.

(f) Choice of Law. All issues and questions concerning the relative rights of Grantee, Parent II and SEC Member II, and all other issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Tennessee, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Tennessee or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Tennessee.

(g) Remedies. Each party hereto will be entitled to enforce its rights under this Agreement specifically, to recover all damages, losses, taxes, liabilities, costs and expenses (including reasonable attorneys’ fees) (collectively, “Damages”) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. Subject to Section 6(g), the parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the

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provisions of this Agreement by Grantee and that the other parties hereto may in their sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

(h) Amendment and Waiver. This Agreement may only be amended by an agreement in writing signed by each of SEC Member II and Grantee. Except as otherwise expressly provided for herein, no waiver by any party hereto of any of the provisions hereof shall be effective unless expressly set forth in writing and signed by the party so waiving. No waiver by any party hereto shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(i) Third-Party Beneficiaries. Without limiting any of the rights of Parent II and SEC Member II hereunder, Grantee irrevocably acknowledges and agrees that (i) the provisions of this Agreement are entered into for the benefit of, and shall be enforceable by, each member of the Company Group and each of its Affiliates, and each Representative of each of the foregoing Persons (each, a “Third-Party Beneficiary”) and (ii) each such Third-Party Beneficiary is an express third-party beneficiary of this Agreement, whether or not at the time of any enforcement by such Third-Party Beneficiary such Third-Party Beneficiary is still a Subsidiary of Parent II or SEC Member II or a member of the Company Group or one of its Affiliates or a Representative of any of the foregoing Persons; provided that SEC Member II may unilaterally elect in writing to revoke the third-party beneficiary status of any such Third-Party Beneficiary. Except as set forth in the immediately preceding sentence, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, successors and permitted assigns, any rights or remedies under or by reason of this Agreement, and, notwithstanding anything to the contrary in this Agreement, Grantee shall not be deemed an Affiliate of any member of the Company Group for any purpose.

(j) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which Parent II’s or SEC Member II’s chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(k) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party hereto.

(l) Captions. The captions used in this Agreement are for convenience of reference only and do not constitute a part of this Agreement and shall not be deemed to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement shall be enforced and construed as if no caption had been used in this Agreement.

(m) Interpretation. Unless the context of this Agreement otherwise requires, (i) the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the terms “hereof,” “herein,” “hereby” and derivative or similar words refer to this entire Agreement, (iv) the term “Section” refers to the specified Section of this Agreement and (v) the words “include,” “including” and other words of similar import shall be deemed to be followed in each case by the words “without limitation,” whether or not they are in fact followed by those words or words of like import.

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(n) Further Assurances. Grantee will, upon request of any member of the Company Group, take such further action (including the execution and delivery of any additional documents) deemed by such member of the Company Group to be necessary or desirable to complete or evidence the transactions contemplated by this Agreement.

(o) Survival of Provisions; Indemnification. Except as otherwise provided herein, this Agreement, including the obligations contained in Section 6 through Section 7 and the representations and warranties of the parties hereto set forth herein, shall survive any Termination and any repurchase or cancellation of the Parent Class B Units and the Member Class B Units, and shall be fully enforceable thereafter in accordance with their respective terms. To the maximum extent permitted by law, Grantee shall indemnify, defend and hold harmless each member of the Company Group, each Affiliate of the Company Group and each of their respective Representatives, and any Person claiming by or through any of them against and in respect of any Damages arising out of, resulting from, relating to or incurred in connection with (i) any inaccuracy in any representation or the breach of any warranty made by Grantee in this Agreement or in any other document Grantee furnished to any of the foregoing Persons pursuant to this Agreement or (ii) the breach by Grantee of any covenant or agreement to be performed by Grantee hereunder and thereunder.

(p) [Make-Whole. For the avoidance of doubt, the Received Units granted pursuant to this Agreement will not be taken into account for purposes of the make-whole payment under Section 3(h) of that certain Employment Agreement, by and between Signal Energy, LLC and the Grantee, dated as of December 18, 2023.]

11. Consent to Jurisdiction. Except as otherwise provided in Section 12, each party hereto irrevocably submits to the exclusive jurisdiction of the federal and state courts of the State of Tennessee for the purposes of any Proceeding arising out of this Agreement or any transaction contemplated hereby. Each party hereto further agrees that service of any process, summons, notice or document by United States certified or registered mail to such party’s applicable address specified herein shall be effective service of process in any Proceeding in the State of Tennessee with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any Proceeding arising out of this Agreement or any transaction contemplated hereby in the federal and state courts of the State of Tennessee and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Proceeding brought in such court has been brought in an inconvenient forum.

12. Arbitration. Except with respect to Proceedings under Section 6 (which the parties hereto may pursue in any court described in Section 11 and with respect to which each party hereto shall bear the cost of its own attorneys’ fees and expenses), and except to the extent otherwise required by applicable law, any suit, action or other Proceeding arising out of this Agreement or any transaction contemplated hereby shall be resolved by arbitration before a single neutral arbitrator selected by the Board, administered by JAMS, Inc. under its Comprehensive Arbitration Rules and Procedures and held in New York, New York or by remote communications and judgment on the award rendered by the arbitrator may be entered in any court described in Section 11. Consistent with the expedited nature of arbitration, each party hereto subject to such arbitration shall, upon the written request of any of the other parties subject to such arbitration, promptly provide such party with copies of non-privileged documents on which the producing party is relying in support of or in opposition to any claim or defense. Any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrator, which determination shall be conclusive and binding upon each party subject to such arbitration. All discovery shall be completed within ninety (90) days following the appointment of the arbitrator. Any award shall be made within six (6) months of the filing of the notice of intention to arbitrate and the arbitrator shall agree to comply with this schedule before accepting appointment. However, such time limit may be extended by stipulation of the parties

15

subject to such arbitration or by the arbitrator based upon a finding that such an extension is necessary to prevent a party subject to such arbitration from benefitting from its own delay, inaction or refusal to meet deadlines imposed by the arbitrator. The decision of the arbitrator shall be binding on the parties subject to such arbitration and shall be final and non-appealable to the maximum extent permitted by law. Each of the parties hereto agrees to keep confidential, and not disclose to any Person the existence of any dispute, claim or ruling under this Section 12, the referral of any such controversy to arbitration or the status or resolution thereof, except (a) to its attorneys, accountants and other advisors who are acting on behalf of such party or (b) as is required to be disclosed by order of a court of competent jurisdiction, administrative body or other Governmental Entity, or by subpoena, summons or legal process, or by law, rule or regulation.

13. MUTUAL WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, TO THE MAXIMUM EXTENT PERMISSIBLE BY LAW. THE PARTIES HERETO AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT BETWEEN THE PARTIES HERETO TO IRREVOCABLY WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY, IN EACH CASE, TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW.

14. Joinder; Spousal Consent; Security Powers.

(a) Concurrently with the execution of this Agreement, Grantee shall deliver to SEC Member II a joinder agreement to the SEC Member II LLC Agreement, substantially in the form of Exhibit C attached hereto, duly executed by Grantee.

(b) Concurrently with the execution of this Agreement, if Grantee is then in a Marital Relationship, Grantee shall deliver to SEC Member II a spousal consent, substantially in the form of Exhibit D attached hereto, duly executed by Grantee’s Spouse; provided that if Grantee is not in a Marital Relationship as of the date of the execution of this Agreement but engages in a Marital Relationship following the Effective Date, Grantee shall immediately cause Grantee’s Spouse to deliver to SEC Member II a spousal consent, substantially in the form of Exhibit D attached hereto, duly executed by Grantee’s Spouse.

(c) Concurrently with the execution of this Agreement, and from time to time hereafter upon request by SEC Member II, Grantee shall execute in blank three (3) security transfer powers in the form of Exhibit E attached hereto (the “Security Powers”) with respect to the Member Class B Units and shall deliver such Security Powers to SEC Member II. The Security Powers shall authorize SEC Member II to assign, transfer and deliver the Member Class B Units to the appropriate acquiror thereof pursuant to Section 5 hereof or Section 8(b), Section 9 or Section 15 of the SEC Member II LLC Agreement, and under no other circumstances.

15. Payments on Behalf of Grantee; Withholding for Taxes. Parent II and SEC Member II shall be entitled to deduct or withhold from any amounts owing from Parent II or SEC Member II, as applicable, to or for the benefit of Grantee any federal, state, local or foreign withholding taxes, excise tax, or employment taxes (“Taxes”) imposed with respect to Grantee’s direct or indirect ownership interest in Parent II and SEC Member II (including wages, bonuses, dividends, the receipt or exercise of equity options or the receipt or vesting of restricted equity). In the event Parent II or SEC Member II does not make such

16

deductions or withholdings on behalf of Grantee, Grantee shall indemnify Parent II and SEC Member II, as applicable, for any amounts paid with respect to any such Taxes, together with any Damages related thereto.

(Remainder of Page Intentionally Left Blank; Signature Pages Follow)

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IN WITNESS WHEREOF, the parties hereto have executed this Unit Grant Agreement on the date first written above.

PARENT II:

SEC PARENT II, LLC

By:
Name:	[ ● ]
Its:	[ ● ]

SEC MEMBER II:

SEC MEMBER II, LLC

By:	SEC Parent II, LLC
Its:	Manager

By:
Name:	[ ● ]
Its:	[ ● ]

Signature Page to Unit Grant Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Unit Grant Agreement on the date first written above.

GRANTEE:

Signature:
Name:	[ ● ]

Address for Notices for Grantee:

Email:

Signature Page to Unit Grant Agreement

SCHEDULE I

VESTING CONDITIONS

(a) The Parent Class B Units and the Member Class B Units shall become Vested Units in accordance with the following schedule if (and only if), as of each such date set forth in the following schedule, Grantee is, and has continuously been, employed or engaged, and is still employed or engaged, by a member of the Company Group from the Effective Date through and including such date. For the avoidance of doubt, [(i)] if, following the Effective Date, Grantee ceases to be employed or engaged by any member of the Company Group on or prior to the Relevant Date (as defined below), none of the Parent Class B Units nor the Member Class B Units shall vest [and (ii) there will be no partial vesting between any vesting dates set forth in the schedule below].

Date	Percentage of each of (i) Parent Class B Units and (ii) Member Class B Units that Vest on Such Date (Not Cumulative)
[ ● ]	[ ● ]

[ ● ]	[ ● ]

[ ● ]	[ ● ]

EXHIBIT A

See attached.

ELECTION TO INCLUDE MEMBER CLASS B UNITS

IN GROSS INCOME PURSUANT TO

SECTION 83(b) OF THE INTERNAL REVENUE CODE

On [ ● ] (the “Issuance Date”), the undersigned acquired certain Class BB Units (collectively, the “Member Class B Units”) of SEC Member II, LLC, a Delaware limited liability company (the “Company”), in connection with the performance of services by the undersigned. Pursuant to the First Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 18, 2023, the undersigned is entitled to an interest in the Company’s profits. The undersigned desires to make an election to have the receipt of the Member Class B Units taxed under the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), at the time the undersigned acquired the Member Class B Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Member Class B Units (as described below), to report as taxable income for the calendar year in which the Issuance Date occurs the excess (if any) of the fair market value (as determined in accordance with Revenue Procedures 93-27 and 2001-43) of the Member Class B Units on the Issuance Date over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1. The name, address and social security number of the undersigned:

Name:        [ ● ]

Address:       [ ● ]

Social Security No.:   [ ● ]

2. A description of the property with respect to which the election is being made: [ ● ] Member Class B Units entitling the undersigned to an interest in the Company’s profits.

3. The date on which the Member Class B Units were transferred: the Issuance Date. The taxable year for which such election is made: [ ● ].

4. The restrictions to which the property is subject: Under certain circumstances, the Member Class B Units are subject to cancellation or repurchase at the then-current fair market value or original cost.

5. The fair market value on the Issuance Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions and in accordance with Revenue Procedure 93-27: $0.00

6. The amount paid and to be paid for such property: $0.00

7. A copy of this election is being furnished to the Company pursuant to Treasury Regulation §1.83-2(d).

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE UNDERSIGNED FILES ANNUAL INCOME TAX RETURNS, WITHIN THIRTY (30) DAYS AFTER THE DATE OF ISSUANCE OF THE MEMBER CLASS B UNITS. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Signature:

Name: [ ● ]

Signature Page to Election to Include Member Class B Units in Gross Income Pursuant to

Section 83(b) of the Internal Revenue Code

EXHIBIT B

See attached.

ELECTION TO INCLUDE PARENT CLASS B UNITS

IN GROSS INCOME PURSUANT TO

SECTION 83(b) OF THE INTERNAL REVENUE CODE

On [ ● ] (the “Issuance Date”), the undersigned acquired certain New Class B Units (collectively, the “Parent Class B Units”) of SEC Parent II, LLC, a Delaware limited liability company (the “Company”), in connection with the performance of services by the undersigned. Pursuant to the Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 18, 2023, the undersigned is entitled to an interest in the Company’s profits. The undersigned desires to make an election to have the receipt of the Parent Class B Units taxed under the provisions of Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), at the time the undersigned acquired the Parent Class B Units.

Therefore, pursuant to Code §83(b) and Treasury Regulation §1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Parent Class B Units (as described below), to report as taxable income for the calendar year in which the Issuance Date occurs the excess (if any) of the fair market value (as determined in accordance with Revenue Procedures 93-27 and 2001-43) of the Parent Class B Units on the Issuance Date over the purchase price thereof.

The following information is supplied in accordance with Treasury Regulation §1.83-2(e):

1. The name, address and social security number of the undersigned:

Name:        [ ● ]

Address:       [ ● ]

Social Security No.:   [ ● ]

2. A description of the property with respect to which the election is being made: [ ● ] Parent Class B Units entitling the undersigned to an interest in the Company’s profits.

3. The date on which the Parent Class B Units were transferred: the Issuance Date. The taxable year for which such election is made: [ ● ].

4. The restrictions to which the property is subject: Under certain circumstances, the Parent Class B Units are subject to cancellation or repurchase at the then-current fair market value or original cost.

5. The fair market value on the Issuance Date of the property with respect to which the election is being made, determined without regard to any lapse restrictions and in accordance with Revenue Procedure 93-27: $0.00

6. The amount paid and to be paid for such property: $0.00

7. A copy of this election is being furnished to the Company pursuant to Treasury Regulation §1.83-2(d).

THIS ELECTION MUST BE FILED WITH THE INTERNAL REVENUE SERVICE (“IRS”), AT THE OFFICE WHERE THE UNDERSIGNED FILES ANNUAL INCOME TAX RETURNS, WITHIN THIRTY (30) DAYS AFTER THE DATE OF ISSUANCE OF THE MEMBER CLASS B UNITS. THE ELECTION CANNOT BE REVOKED WITHOUT THE CONSENT OF THE IRS.

Dated:

Signature:

Name: [ ● ]

Signature Page to Election to Include New Class B Units in Gross Income Pursuant to

Section 83(b) of the Internal Revenue Code

EXHIBIT C

See attached.

JOINDER TO LLC AGREEMENT

The undersigned is executing and delivering this Joinder to LLC Agreement (this “Joinder”) pursuant to that certain Limited Liability Company Agreement, dated December 18, 2023, by and among SEC Member II, LLC, a Delaware limited liability company (“SEC Member II”), and the other parties signatory thereto (as the same may be amended, modified or supplemented from time to time, the “SEC Member II LLC Agreement”).

By executing and delivering to SEC Member II this Joinder, the undersigned hereby (a) acknowledges that the undersigned has received and reviewed a complete copy of the SEC Member II LLC Agreement and (b) agrees that, upon the execution of this Joinder, the undersigned shall become a party to, be bound by and subject to and comply with all of the covenants, terms and conditions of the SEC Member II LLC Agreement as a “Member” of SEC Member II for all purposes thereof in the same manner as if the undersigned were an original signatory to the SEC Member II LLC Agreement.

(Remainder of Page Intentionally Left Blank; Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned has executed this Joinder as of      .

Name: [ ● ]

Social Security Number: [ ● ]

Signature:

Signature Page to Joinder

AGREED AND ACCEPTED:

SEC Member II, LLC

By:
Name: [ ● ]
Its: [ ● ]

Signature Page to Joinder

EXHIBIT D

See attached.

CONSENT OF SPOUSE

I acknowledge that I have read the Limited Liability Company Agreement (as amended, restated, supplemented, waived or otherwise modified from time to time in accordance with its terms, the “Agreement”) of SEC Member II, LLC, a Delaware limited liability company (the “Company”). I am aware that my spouse has agreed in the Agreement to subject his or her interest in the Company, including our community or marital property interest therein, if any (collectively, the “Interest”), to certain obligations thereunder, including, without limitation, restrictions on transfer and repurchase options in certain events. Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

I understand that nothing in this consent of spouse (this “Consent of Spouse”) is intended to create an independent right for me to acquire all or any portion of the Interest. Notwithstanding the foregoing, I hereby acknowledge and agree to the applicability of the provisions of the Agreement to the Interest and agree that any interest in the Interest that I may have or acquire, whether through community or marital property rights or otherwise, is and will be fully subject to the provisions of the Agreement. I also understand and agree that (a) in certain circumstances set forth more fully in the Agreement, the Interest is subject to sale to third parties without my consent and (b) the Agreement may be amended from time to time pursuant to its terms without my consent, even if such an amendment may be adverse to my spouse’s or my rights or obligations thereunder.

If I acquire an interest in the Company as a Member as a result of any proposed settlement or separation agreement with my spouse or former spouse, I hereby grant an irrevocable power of attorney (which is coupled with an interest) to my spouse to vote or to give or withhold such approval on all the Company matters as my spouse shall himself or herself vote or approve with respect to such matter and without the necessity of the taking of any action by my spouse or former spouse. Such power of attorney shall not be affected by my subsequent disability or incapacity.

I have been given the opportunity to review this Consent of Spouse and to ask questions regarding its contents. I have been given the opportunity to consult with independent legal counsel of my own choosing regarding this Consent of Spouse and confirm that either I have consulted with such counsel, or I do not desire any such separate independent legal counsel and waive any rights I may have with respect thereto.

Dated as of

(Signature)

(Print Name)

Consent of Spouse to Limited Liability Company Agreement – SEC Member II, LLC

EXHIBIT E

See attached.

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [ ● ] does hereby sell, assign and transfer unto          ,      New Class B Units of SEC Member II, LLC, a Delaware limited liability company (the “Company”), standing in the undersigned’s name on the books of the Company and does hereby irrevocably constitute and appoint each principal of the Company (acting alone or with one or more other such principals) as attorney to transfer the said securities on the books of the Company with full power of substitution in the premises.

Dated:
[ ● ]

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [ ● ] does hereby sell, assign and transfer unto          ,      New Class B Units of SEC Member II, LLC, a Delaware limited liability company (the “Company”), standing in the undersigned’s name on the books of the Company and does hereby irrevocably constitute and appoint each principal of the Company (acting alone or with one or more other such principals) as attorney to transfer the said securities on the books of the Company with full power of substitution in the premises.

Dated:
[ ● ]

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [ ● ] does hereby sell, assign and transfer unto          ,      New Class B Units of SEC Member II, LLC, a Delaware limited liability company (the “Company”), standing in the undersigned’s name on the books of the Company and does hereby irrevocably constitute and appoint each principal of the Company (acting alone or with one or more other such principals) as attorney to transfer the said securities on the books of the Company with full power of substitution in the premises.

Dated:
[ ● ]